EXHIBIT 10.34

                                SECOND AMENDMENT

         THIS SECOND AMENDMENT dated as of April 30, 1996 (this "Amendment") is to the Loan and Security Agreement dated as of July 27, 1995, between DVI FINANCIAL SERVICES, INC. (the "Borrower") and UNION BANK OF SWITZERLAND, NEW YORK BRANCH (the "Lender") (as heretofore amended, the "Agreement"). Unless otherwise defined herein, terms defined in the Agreement are used herein as defined in the Agreement.

         WHEREAS, the Borrower and the Lender desire to amend the Agreement to extend the Commitment Termination Date and the Maturity Date;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 Amendments to Agreement. Subject to the satisfaction of the condition precedent set forth in Section 3 below, the Agreement shall be amended, as of the date hereof, in accordance with Sections 1.1 through 1.2 below.

         1.1 Section 2(a). Section 2(a) of the Agreement shall be amended by deleting the date "April 30, 1996" where it appears in such Section and inserting the date "August 31, 1996" in lieu thereof.

         1.2 Section 2(b). Section 2(b) of the Agreement shall be amended by deleting the date "June 30, 1996" where it appears in such Section and inserting the date "October 31, 1996" in lieu thereof.

         SECTION 2 Representations and Warranties. The Borrower hereby certifies that the following statements, before and after giving effect to the amendments contemplated herein, are true and correct as of the date hereof: (a) each of the representations and warranties contained in the Agreement is true and correct in all material respects; and (b) no Default or Event of Default has occurred and is continuing.

         SECTION 3 Effectiveness. The amendments set forth in Section 1 and
Section 2 above are subject to the condition precedent that the Lender shall have received each of the following documents, each in form and substance satisfactory to the Lender:

         3.1 Amendment. Counterparts of this Amendment executed by the Borrower and the Lender and a counterpart of the confirmation at the foot hereof executed by DVI, Inc.


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         3.2 Other Documents.  Such other documents as the Lender may reasonably request in connection with the Borrower's authorization, execution and delivery of this Amendment.

         SECTION 4  Miscellaneous.

         4.1 Continuing Effectiveness, etc. As herein amended, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the condition precedent in Section 3 hereof has been satisfied, all references in the Agreement, the Custodial Agreement, the Note, the Guarantee, or any other document to the "Agreement" shall refer to the Agreement, as amended hereby.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Expenses. The Borrower agrees to pay the reasonable costs and expenses of the Lender (including, without limitation, reasonable fees and disbursements of counsel) in connection with the preparation, execution and delivery of this Amendment.

         4.4 Governing Law. This Amendment and the rights and obligations of the parties hereunder and under the Agreement as amended hereby shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

         4.5 Successors and Assigns. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.


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         Delivered at New York, New York, as of the day and year first above written.


LENDER:                                             UNION BANK OF SWITZERLAND,
                                                    NEW YORK BRANCH


                                                    Name:____________________
                                                    Title:___________________



                                                    By:______________________
                                                    Name:____________________
                                                    Title:___________________


BORROWER:                                           DVI FINANCIAL SERVICES, INC.



                                                    By:______________________
                                                    Name:____________________
                                                    Title:___________________



         The undersigned hereby confirms to the Lender that, after giving effect to the foregoing Amendment, its Guarantee dated as of July 27, 1995, continues in full force and effect and is the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.



                                                    DVI, INC.


                                                    By:______________________
                                                    Name:____________________
                                                    Title:___________________




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